Exhibit 10.1

SUPPORT AGREEMENT1

SUPPORT AGREEMENT (this “Agreement”) dated as of December 15, 2021 by and between MoneyLion Inc., a Delaware corporation (“Parent”), and the equityholder of Even Financial Inc., a Delaware corporation (the “Company”), listed on the signature pages hereto (the “Equityholder”). Parent and the Equityholder are sometimes individually referred to as a “Party” and, collectively, as the “Parties”.

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Parent, Epsilon Merger Sub Inc., a Delaware corporation, the Company and Fortis Advisors LLC, a Delaware limited liability company, in its capacity as the representative of the equityholders of the Company (the “Equityholders’ Representative”), have entered into an Agreement and Plan of Merger (as amended or modified from time to time, the “Merger Agreement”) providing for, among other things, upon the terms and subject to the conditions set forth therein, the merger of Merger Sub with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”);

WHEREAS, as of the date hereof, the Equityholder is the record and Beneficial Owner of the Equity Securities of the Company set forth below “Equity Interests” on the signature pages hereto (all Equity Securities of the Company held by the Equityholder, the “Existing Equity Interests”); and

WHEREAS, as a condition and inducement to Parent entering into the Merger Agreement, Parent has required that the Equityholder agree, and the Equityholder has agreed, to enter into this Agreement and abide by the covenants and obligations set forth herein with respect to the Covered Equity Interests.

NOW, THEREFORE, in consideration of the foregoing and the covenants, representations and warranties set forth herein, and for other good and valuable consideration, the Parties, intending to be legally bound, agree as follows:

Article 1
General

Section 1.01. Defined Terms. i) Capitalized terms used, but not otherwise defined, herein shall have the respective meanings given to such terms in the Merger Agreement.

(b)       As used herein, the following terms have the following meanings:

“Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 under the Securities Exchange Act. The term “Beneficial Owner” shall have a correlative meaning.

“Covered Equity Interests” means the Existing Equity Interests, together with any Equity Securities of the Company that the Equityholder has or acquires Beneficial Ownership of

________________

1 Note to Draft: This form is to be signed by employee equityholders.

on or after the date hereof, in each case other than any Equity Securities disposed of by the Equityholder pursuant to a Transfer permitted by Section 2.03.

“Expiration Date” means the date on which the Merger Agreement is validly terminated in accordance with its terms.

(c)       Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Agreement	Preamble
Acquired Parent Shares	3.10(b)
Company Parties	2.10
Confidential Information	2.11
Covered Person Releasers	2.10
Damages	4.02
Equityholder	Preamble
Equityholders’ Representative	Recitals
Existing Equity Interests	Recitals
Indemnified Parties	4.02
Initial Surviving Corporation	Recitals
Investors’ Rights Agreement	2.04
Merger	Recitals
Merger Agreement	Recitals
Merger Sub	Recitals
Parent	Preamble
Parties	Preamble
Party	Preamble
Related Party Contract	3.06
Restricted Period	2.06
Voting Agreement	2.04

Section 1.02. Other Definitional and Interpretative Provisions. Section 1.02 of the Merger Agreement is incorporated herein by reference, mutatis mutandis.

Article 2
Covenants of the Equityholder

Section 2.01. Agreement to Consent. The Equityholder hereby agrees that, by no later than 12:00 p.m. on the day immediately following the date hereof, the Equityholder shall execute and deliver to the Company a duly executed counterpart of the Written Consent. The Equityholder further agrees that, following the delivery of its counterpart of the Written Consent, the Equityholder will not take any action to withdraw, modify, revoke or otherwise challenge the effectiveness of the Written Consent.

Section 2.02. Binding Effect of Merger Agreement. The Equityholder hereby represents that it has read the Merger Agreement and this Agreement, has had the opportunity to consult with its tax and legal advisors and fully understands all of the provisions of the Merger Agreement and this Agreement, including that the consummation of the Merger is subject to the conditions set forth therein, and so there can be no assurance that the Merger will be consummated. The Equityholder acknowledges and agrees to be bound by (and consents to) each of the provisions of the Merger Agreement applicable to equityholders of the Company as if the Equityholder were a party to the Merger Agreement as an Equityholder (including Sections 2.16, 5.10, 10.02, 10.10 and 11.01 of the Merger Agreement).

Section 2.03. Restrictions on Transfers. From the date of this Agreement until the earlier of the Closing and the Expiration Date, the Equityholder shall not, and shall cause its Affiliates not to, Transfer any of the Covered Equity Interests, Beneficial Ownership thereof or any other interest therein (including any voting power with respect thereto) unless such Transfer is with the prior written consent of Parent. Any Transfer in violation of this provision shall be void ab initio.

Section 2.04. Inconsistent Agreements. The Equityholder hereby covenants and agrees that, except for (i) this Agreement, (ii) the Third Amended and Restated Voting Agreement, made as of July 2, 2019, and amended on December 21, 2020, by and among the Company and the other Persons party thereto (the “Voting Agreement”) and (iii) the Third Amended and Restated Investors’ Rights Agreement, made as of July 2, 2019, by and among the Company and the other Persons party thereto (the “Investors’ Rights Agreement”), the Equityholder (a) has not entered into, and shall not enter into (and shall cause its controlled Affiliates not to enter into) at any time prior to the earlier of the Closing and the Expiration Date, any voting agreement or voting trust with respect to Covered Equity Interests, (b) has not granted, and shall not grant (and shall cause its Affiliates not to grant) at any time prior to the Closing, a proxy, consent or power of attorney with respect to the Covered Equity Interests and (c) has not taken and shall not knowingly take (and shall cause its Affiliates not to take) any action that would make any representation or warranty of the Equityholder contained herein untrue or incorrect, have the effect of preventing or disabling the Equityholder from performing any of its obligations under this Agreement or have the effect of impairing or delaying the consummation of the transactions contemplated by the Merger Agreement. Other than as set forth in the Voting Agreement, the Equityholder hereby represents that all proxies, powers of attorney, instructions or other requests given by the Equityholder prior to the execution of this Agreement in respect of the voting of the Covered Equity Interests, if any, are not irrevocable and the Equityholder hereby revokes (and shall cause to be revoked) any and all previous proxies, powers of attorney, instructions or other requests with respect to the Covered Equity Interests.

Section 2.05. Existing Contracts. The Equityholder, on behalf of itself and its Affiliates (to the extent applicable), hereby irrevocably and unconditionally waives, conditioned upon the Closing and effective as of the Effective Time, any rights, including voting rights, rights of first offer, co-sale rights, registration rights and related notice rights, granted pursuant to (i) the Voting Agreement, (ii) that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, made as of July 2, 2019, by and among the Company and the other Persons party thereto, (iii) the Investors’ Rights Agreement, with respect to the transactions contemplated by this Agreement, the Merger Agreement and the other Transaction Documents (including the Merger), and (iv) any Terminated Related Party Contract listed on Exhibit A hereto (“Terminated Related Party Contracts”), applicable to the Equityholder. For the avoidance of doubt, any indemnification agreement by and between any Acquired Company and its current or former directors, officers or employees that is disclosed on Section 3.09(a)(x) of the Company Disclosure Schedule shall continue to remain in full force and effect.

Section 2.06. Non-Solicitation. The Equityholder hereby acknowledges and agrees that for a period of three years after the Closing (the “Restricted Period”) the Equityholder shall not, and shall cause its Affiliates and Representatives not to, directly or indirectly, on the Equityholder’s behalf:

(a)       hire, solicit, persuade or induce to leave, or attempt to do any of the foregoing with respect to, any person who (A) is employed by the Company or any of its Subsidiaries (x) whose annual base compensation is at least $200,000 or (y) with the title of “Director” or higher or (B) is performing services as an independent contractor for the Company or any of its Subsidiaries and is entitled to payment on account of such services of at least $200,000, in each case, as of or following the Closing; provided, however, that the provisions of this Section 2.06(a) shall not prohibit the recruitment, solicitation, engagement as an independent contractor or hiring of any person who was not employed by or providing services to the Company or any of their respective Subsidiaries within six months prior to such recruitment, solicitation, engagement or hiring; provided, further, that, with respect to any Equityholder that is an institutional investor, the provisions of this Section 2.06(a) shall only apply to the Equityholder and its Affiliates and Representatives to the extent that the Persons taking such actions contemplated by this Section 2.06(a) are the Persons responsible for managing the Equityholder’s investment in the Company and its Subsidiaries or who are acting in concert with, or on the basis of information provided by, the Persons responsible for managing the Equityholder’s investment in the Company and its Subsidiaries; or

(b)       solicit, persuade or induce, or attempt to do any of the foregoing, any current client, customer, vendor, business partner, distributor, supplier or other business relation of the Company or any of its Subsidiaries to terminate or materially reduce in scope such Person’s relationship with the Company or any of its Subsidiaries; provided, that the provisions of this Section 2.06(b) shall not apply to any Equityholder that is an institutional investor.

As used in this Section 2.06, the term “solicit” shall not be deemed to include general advertising or general solicitation not specifically targeted at any employee or independent contractor of the Company or any of their respective Subsidiaries.

Section 2.07. Non-Competition. The Equityholder hereby acknowledges and agrees that during the Restricted Period, the Equityholder shall not, directly or indirectly, be employed by or otherwise provide services for, including, but not limited to, as a consultant, independent contractor or in any other capacity, or own or invest in (other than ownership for investment purposes of less than five percent (5%) of a publicly traded company) any company or other entity or organization that, directly or indirectly, engages, operates or is involved in the business of the Company or any of its respective Subsidiaries as of the Closing or that they are actively, as of Closing, in the process of considering and that are known or made known to the Equityholder (the “Business”). Notwithstanding this foregoing Section 2.07, the Equityholder may be employed by, or engage in another service relationship with, a company or other entity or organization that, directly or indirectly, engages, operates or is involved in the Business;

provided, that such company or other entity or other organization does not itself, directly or indirectly, engage, operate and is not involved in the Business and the Equityholder does not, directly or indirectly, engage, operate and is not involved in the Business during such employment or relationship.

Section 2.08. Duty to Cooperate; Further Assurance. ii) During the Restricted Period, from time to time, at Parent’s reasonable request and without further consideration, the Equityholder agrees to cooperate with Parent, at Parent’s sole cost and expense, in making all filings and obtaining all consents and to execute and deliver such additional documents and take all such further actions as may be necessary or desirable to effect the actions contemplated by this Agreement or the Merger Agreement.

(b)       The Equityholder hereby waives, and agrees not to exercise, any right to dissent or appraisal or any similar provision under Applicable Law (including pursuant to the DGCL) in connection with the Merger and the other transactions contemplated by the Merger Agreement, including any notice requirements.

Section 2.09. Access to Information. During the Restricted Period, the Equityholder shall, and shall cause its Affiliates to, provide any information in the Equityholder’s possession reasonably requested by Parent or any of its Affiliates or Representatives, at Parent’s sole cost and expense and at mutually convenient times, (i) with respect to any period ending on or before the Closing Date and relating to the Acquired Companies or (ii) to the extent necessary or useful for Parent in connection with any audit, investigation, dispute or any other reasonable business purpose relating to the Company. Any request for data or other information pursuant to this Section 2.09 shall be made or conducted in such manner as not to (w) interfere unreasonably with the conduct of the business of Equityholder or the Company, (x) violate any confidentiality obligation with respect to such information, (y) result in the loss of any attorney-client privilege of the Equityholder or (z) violate any Applicable Law relating to the exchange of information; provided, that prior to withholding any information pursuant to the foregoing, the Equityholder shall notify Parent in writing of the nature of the information being withheld and take any actions as may reasonably be requested by Parent to implement alternate arrangements (including entering into confidentiality agreements or joint defense agreements and redacting parts of documents or preparing “clean” summaries of information) in order to allow Parent such information to the fullest extent reasonably practicable under the circumstances.

Section 2.10. Release. Effective upon the Closing, the Equityholder, on behalf of itself and her, his or its Affiliates (other than the Acquired Companies) and their respective successors and assigns (collectively, the “Covered Person Releasers”), hereby irrevocably waives, acquits, remises, discharges and forever releases each of Parent, the Company and their respective Subsidiaries and Representatives (collectively, the “Company Parties”), from any and all liabilities and obligations to the Covered Person Releasers of any kind or nature whatsoever, in each case whether absolute or contingent, liquidated or unliquidated, known or unknown, matured or unmatured or determined or determinable, and whether arising under any law, contract, agreement, arrangement, commitment, undertaking or understanding, whether written or oral, or otherwise at law or in equity, to the extent arising out of (a) any alleged inaccuracy or miscalculations in the Allocation Schedule, (b) the approval or consummation of the transactions contemplated hereby or by the Merger Agreement or any other Transaction Document, including any alleged breach of any duty by any officer, manager or director of any of the Acquired Companies or holder or other owner of Equity Securities of Parent or any of its Subsidiaries (including the Acquired Companies) and (c) any facts, events or circumstances, or any actions taken by the Company Parties, occurring prior to the Closing, in the case of clause of (c), in the Equityholders’ capacity as a holder of Equity Securities of the Company; provided, however, that notwithstanding the foregoing, nothing in this Section 2.10 shall be deemed a waiver or release of (i) claims under the terms of this Agreement, Merger Agreement or any of the other Transaction Documents against any of the parties thereto, (ii) any right to advancement or indemnification or similar right in favor of a D&O Indemnified Party pursuant to Section 8.06(a) of the Merger Agreement, or in favor of any other director or officer pursuant to any other agreement with the Company that is disclosed on Section 3.09(a)(x) of the Company Disclosure Schedule or the Company’s certificate of incorporation or bylaws as in effect immediately prior to the execution of the Merger Agreement, or (iii) any ordinary course accrued liability or obligation incurred in connection with a Covered Person Releaser’s employment by the Company prior to the Closing Date. Without limitation of the foregoing, the Equityholder (on behalf of his, her or its Covered Person Releasers) hereby waives the application of any provision of law, including California Civil Code Section 1542, that purports to limit the scope of a general release. Section 1542 of the California Civil Code provides:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

The Equityholder (on behalf of his, her or its Covered Person Releasers) hereby acknowledges and agrees that if it or any of its Covered Person Releasers should hereafter make any claim or demand or commence or threaten to commence any action against any Company Party with respect to any claim released under this Section 2.10, this Section 2.10 may be raised as a complete bar to any such action, and the applicable Company Party may recover from the Equityholder all damages incurred in connection with such action, including reasonable attorneys’ fees.

Section 2.11. Confidentiality. iii) From and after the Closing, the Equityholder shall not disclose or use, and shall cause its controlled Affiliates and its and their respective Representatives not to disclose or use, any Confidential Information, unless compelled to disclose by judicial or administrative process or by other requirements of Applicable Law (in which case the Equityholder shall use commercially reasonable efforts to (i) provide Parent with notice of such requirement prior to making any such disclosure to the extent permitted by Applicable Law and reasonably practicable under the circumstances so that Parent may seek a protective order or confidential treatment and (ii) cooperate in connection with Parent’s efforts, at Parent’s sole cost and expense, to obtain such protective order or confidential treatment). Notwithstanding the foregoing, any such Person may disclose such information (x) to its tax and financial advisors for purposes of complying with such Person’s tax obligations or other reporting obligations under Applicable Law arising out of the Transaction Documents or the Merger and (y) to its legal counsel and accountants for the purpose of evaluating the legal and financial ramifications of the Transaction Documents or the Merger. As used in this Section 2.11, “Confidential Information” means any information regarding the business, operations and affairs of the Acquired Companies (including trade secrets, confidential information and proprietary materials, which may include the following categories of information and materials: methods, procedures, computer programs and architecture, databases, customer information, lists and identities, employee lists and identities, pricing information, research, methodologies, contractual forms, and other information, whether tangible or intangible, which is not publicly available generally) accessed or possessed by the Equityholder before the Effective Time, except to the extent that such information can be reasonably demonstrated to (1) to have been or have become generally known to the public or in the public domain other than as a result of a disclosure in breach of this Agreement by the Equityholder or any of its Affiliates or any of their respective Representatives or (2) later lawfully acquired by the Equityholder on a non-confidential basis from sources other than Parent or any of its Subsidiaries, or any of its or their Representatives (or sources otherwise relating to the Company’s prior ownership of the Acquired Companies), who are not known to be under an obligation of confidentiality with respect thereto.

(b)       The Equityholder shall consult with Parent before issuing any press release, making any public statement or scheduling any press conference, conference call or meeting with investors or analysts with respect to this Agreement, the other Transaction Documents or the Merger and, except for any press releases or public statements the making of which is or is reasonably believed to be required by Applicable Law, and shall not issue any such press release, make any such other public statement or schedule any such press conference, conference call or meeting (i) without the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed) or (ii) unless otherwise permitted by the Merger Agreement; provided, that the restrictions set forth in this Section 2.11(b) shall not apply to any press release or public statement which is or is reasonably believed to be required by Applicable Law (in which case, the Equityholder shall use commercially reasonable efforts to provide advance notice to Parent of any such proposed disclosure to the extent permitted by Applicable Law and reasonably practicable under the circumstances and shall reasonably cooperate, at Parent’s sole cost and expense, with any efforts by Parent to seek confidential treatment or obtain a protective order).

(c)       Any violation of this Section 2.11 by any of the Equityholder’s Affiliates shall be deemed to be a violation by the Equityholder of this Section 2.11.

Section 2.12. Affiliate Contracts. iv) From the date of this Agreement until the earlier of the Closing and the Expiration Date, except (i) as required by Applicable Law, (ii) as set forth in Section 3.22 of the Company Disclosure Schedules or (iii) as otherwise required by the Merger Agreement, the Equityholder shall not, and shall cause each of its Affiliates not to, enter into, terminate, renew, extend or amend any Affiliate Contract.

(b)       Effective as of the Closing, the Equityholder, on behalf of itself and its Affiliates, hereby irrevocably consents to and approves the termination of any Affiliate Contract (other than any Excluded Arrangement), without any further Liability of the Acquired Companies.

Section 2.13. Appointment of Equityholders’ Representative. By executing this Agreement, the Equityholder agrees and consents to the irrevocable appointment and constitution of Fortis Advisors LLC, a Delaware limited liability company (which, by execution of the Merger Agreement, shall accept such appointment) (subject to substitution in accordance with

Section 11.01 of the Merger Agreement), as the Equityholders’ Representative and as the sole and exclusive agent and attorney-in-fact for and on behalf of the Equityholders (in their capacity as such), including the Equityholder, with full power of substitution, with all of the powers and authority contemplated by (i) the Merger Agreement, including Section 11.01 thereof, (ii) the Transaction Documents and (iii) the Exchange Agent Agreement. The Equityholder acknowledges and agrees that any decision, act, consent or instruction of the Equityholders’ Representative under the Merger Agreement (including Section 11.01 thereof), under the Exchange Agent Agreement or under the Equityholders’ Representative Engagement Agreement shall constitute a decision, act, consent or instruction of all of the Equityholders, including the Equityholder, and shall be final, binding and conclusive upon each of the Equityholders, including the Equityholder, and their or its successors as if expressly confirmed and ratified in writing by each such Equityholder, and all defenses which may be available to any Equityholder to contest, negate or disaffirm the action of the Equityholders’ Representative taken under the Agreement, the Equityholders’ Representative Engagement Agreement or the Exchange Agent Agreement are waived.

Article 3
Representations and Warranties

The Equityholder hereby represents and warrants to Parent that:

Section 3.01. Existence; Authorization. The Equityholder has duly executed and delivered this Agreement, and assuming the due authorization, execution and delivery by Parent, this Agreement constitutes a valid and binding agreement of the Equityholder, and any other Transaction Documents to which the Equityholder is (or is specified to be) a party, when executed by the Equityholder and assuming the due authorization, execution and delivery by each of the other parties thereto, will constitute a valid and binding agreement of the Equityholder, in each case, enforceable against the Equityholder in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and subject, as to enforceability, by general principles of equity).

Section 3.02. Governmental Authorization. The execution, delivery and performance by the Equityholder of this Agreement and by the Equityholder of any other Transaction Documents to which it is (or is specified to be) a party, and the consummation of the Merger, require no consent, waiver, approval, license, permits, order or other authorization or action by or in respect of, or filing with, any Governmental Authority, other than as set forth in Section 3.03 of the Merger Agreement.

Section 3.03. Noncontravention. The execution, delivery and performance by the Equityholder of this Agreement, do not and will not at Closing (1) contravene, conflict with, or result in any violation or breach of any provision of any of the Governing Documents of the Equityholder, (2) assuming compliance with the matters and making of the filings, obtaining of the approvals and taking of the other actions referred to in Section 3.02, violate any Applicable Law, (3) require any consent or other action by, notice to or payment to, any Person under, constitute a breach, default or an event that, with or without notice or lapse of time or both, would constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Equityholder or to a loss of any right or benefit to which any such Person is entitled under any provision of any Contract or Permit binding upon the Equityholder or (4) result in the creation or imposition of any Lien (other than Permitted Liens) on any Covered Equity Interests, with such exceptions, in the case of clauses (ii) and (iii), as would not reasonably be expected, individually or in the aggregate, to prevent, materially delay or materially impede the consummation by the Equityholder of the Merger.

Section 3.04. Ownership. v) As of the date hereof, the Equityholder is, and, unless a Transfer is consented to by Parent in accordance with Section 2.03, as of immediately prior to the Closing the Equityholder will be, the record and Beneficial Owner of, and has good title to, the Equity Securities of the Company set forth below “Equity Interests” on the signature pages hereto, free and clear of any Lien (including any restriction on the right to vote, sell or otherwise dispose of such Equity Securities not otherwise terminated pursuant to Section 2.05), except (i) transfer restrictions under applicable securities laws, (ii) this Agreement, and (iii) the Voting Agreement. The Equity Securities set forth below “Equity Interests” on the signature pages hereto constitute all of the Equity Securities of the Company Beneficially Owned or owned of record by the Equityholder.

(b)       The Equityholder has and will have at all times during the term of this Agreement the requisite voting power (including the right to control such vote as contemplated herein), the requisite power of disposition, the requisite power to issue instructions with respect to the matters set forth in Article 2, and the requisite power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of the Covered Equity Interests.

Section 3.05. Litigation. There is no Action pending, or to the knowledge of the Equityholder, threatened, against the Equityholder or any of its Affiliates by or before (or that would be by or before) any Governmental Authority or arbitrator, that if determined or resolved adversely, would reasonably be expected to result in the creation or imposition of any Lien on any Covered Equity Interests. There is no Order outstanding or, to the knowledge of the Equityholder, threatened against the Equityholder or any of its Affiliates that individually or in the aggregate, is or would reasonably be expected to result in the creation or imposition of any Lien on any Covered Equity Interests.

Section 3.06. Related Party Contracts. Exhibit B hereto sets forth a complete and accurate list as of the date of this Agreement of each Affiliate Contract to which the Equityholder or any of its Affiliates is a party or by which it is bound (each, a “Related Party Contract”).

Section 3.07. Interests in Trust. If the Equityholder has any Covered Equity Interests held in trust (including by way of a voting trust certificate or other interest of any trust of which such Person is a trustee), no consent of any beneficiary of such trust or any other Person that has not been received is required in connection with the execution and delivery of this Agreement and the consummation of the Merger.

Section 3.08. Transaction Documents. The Equityholder has received and reviewed a copy of this Agreement and the Merger Agreement, has had an opportunity to obtain the advice of its counsel prior to executing this Agreement and fully understands and accepts all of the provisions hereof and of the Merger Agreement, including that the consummation of the Merger is subject to the conditions set forth in the Merger Agreement, and as such there can be no assurance that the Merger will be consummated.

Section 3.09. Finders’ Fees. There is no financial advisor, investment banker, broker, finder or other intermediary that might be entitled to any fee or commission from any of the Acquired Companies in connection with the Merger based upon any arrangement or agreement made by or on behalf of the Equityholder.

Section 3.10. Accredited Investor. vi) The Equityholder is knowledgeable, sophisticated and experienced in business and financial matters, is experienced in evaluating investments in companies such as Parent and qualifies as an “accredited investor” as defined in Rule 501 of Regulation D of the Securities Act.

(b)       The shares of Parent Preferred Stock to be acquired by the Equityholder in connection with the consummation of the Merger (including any shares of Parent Common Stock into which such shares of Parent Preferred Stock convert, the “Acquired Parent Shares”) are being acquired for the Equityholder’s own account, for investment purposes, and without a view to any distribution thereof.

(c)       The Equityholder has been afforded access to information about Parent and the financial condition, results of operations, business, property and management of Parent that the Equityholder considers sufficient to enable it to evaluate its investment in the Acquired Parent Shares. The Equityholder has reviewed the financial statements of Parent and such other documents as the Equityholder has reasonably deemed advisable. The Equityholder and its tax advisors and legal counsel, if any, have been afforded the opportunity to ask questions of Parent. The Equityholder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Acquired Parent Shares.

(d)       The Equityholder understands that its investment in the Acquired Parent Shares involves a high degree of risk and the Acquired Parent Shares are, therefore, a speculative investment. The Equityholder is able to bear the economic risk of its investment in the Acquired Parent Shares for an indefinite period of time, and is presently able to afford the complete loss of such investment.

(e)       The Equityholder acknowledges that it has conducted to its satisfaction an independent investigation of the financial condition, results of operations, assets, liabilities, properties, taxes and projected operations of Parent and, in making the determination to acquire the Acquired Parent Shares, has relied solely on the results of its own independent investigation, and is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of Parent or any of its officers, employees, agents, advisors or affiliates. The Equityholder further acknowledges and agrees that, except to the extent expressly set forth in the Merger Agreement, Parent has made no representations or warranties either expressed or implied as to the accuracy or completeness of any information regarding Parent furnished or made available to the Equityholder and its representatives, and the Equityholder shall have no claim with respect to any information, documents or materials furnished by or on behalf of Parent to the Equityholder.

(f)       The Equityholder acknowledges and agrees that the Acquired Parent Shares it will acquire in connection with the Merger pursuant to the terms of the Merger Agreement are subject to certain Transfer restrictions and that, except as provided in Section 2.16(a)(i)-(x) or 2.16(b) of the Merger Agreement, the Equityholder shall not Transfer any of the Acquired Parent Shares during the applicable Lockup Period without the prior written consent of Parent.

(g)       (i) The Equityholder acknowledges and agrees that the Acquired Parent Shares will not initially be registered under the Securities Act or the securities laws of any other jurisdiction and are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from Parent in a transaction not involving a public offering and that under such laws and applicable regulations the Acquired Parent Shares may be resold without registration under the Securities Act only in certain limited circumstances; (ii) in the absence of an effective registration statement covering the Acquired Parent Shares or an available exemption from registration under the Securities Act, the Acquired Parent Shares may not be sold; and (iii) no Governmental Authority has passed on or made any recommendation or endorsement of the Acquired Parent Shares or the fairness or suitability of the investment in the Acquired Parent Shares, nor has any Governmental Authority passed upon or endorsed the merits of the offering of the Acquired Parent Shares.

(h)       The Equityholder, in making its decision to acquire the Acquired Parent Shares, has made its own investment decision regarding its purchase of the Acquired Parent Shares (including the income tax consequences of purchasing, owning or disposing of the Acquired Parent Shares in light of the Equityholder’s particular situation and tax residence(s) as well as any consequences arising under the laws of any taxing jurisdiction).

(i)       The Equityholder has not had a “disqualifying event” described in Securities Act Rule 506(d)(1) subsections (i) through (viii).

(j)       The Equityholder understands that Parent, as the issuer of the Acquired Parent Shares, is relying in part upon the representations and agreements contained in this Agreement for the purpose of determining whether the offer, sale and issuance of the Acquired Parent Shares meets the requirements for an applicable exemption from registration under the Securities Act.

Article 4
Survival; Indemnification

Section 4.01. Survival. From and after the Closing and subject to the limitations and other provisions of Article 10 of the Merger Agreement, the representations and warranties of the Equityholder contained in this Agreement shall survive the Closing until the date that is three years after the Closing Date. The covenants and agreements of the parties hereto contained in this Agreement to be performed prior to the Effective Time shall survive until the date that is twelve months after the Closing Date. The covenants and agreements of the parties hereto contained in this Agreement to be performed from or after the Effective Time shall survive until the date that is three years after the Closing Date. Notwithstanding the preceding sentences, any claim for a breach of representation, warranty, covenant or agreement in respect of which indemnity may be sought under this Agreement and the indemnity with respect thereto shall survive the time at which it would otherwise terminate pursuant to the preceding sentence, if requisite written notice of the breach thereof giving rise to such right or potential right of indemnity shall have been given in accordance with Section 4.04 hereof to the party against whom such indemnity may be sought prior to such time.

Section 4.02. Indemnification. Effective at and after the Closing, but subject to the limitations set forth in this Article 4, the Equityholder (severally and not jointly) hereby indemnifies Parent, Merger Sub, each Acquired Company (including, for the avoidance of doubt, the Surviving Company) and each of their respective Subsidiaries, officers, directors, employees and each of their respective successors and permitted assigns (collectively, the “Indemnified Parties”) against, and agrees to hold each of them harmless from any and all damages, loss, Liability, fines, penalties, claims, forfeitures, Actions, fees, costs and expenses (including reasonable expenses of investigation and reasonable documented attorneys’ fees and expenses in connection with any Action, whether involving a Third-Party Claim or a claim solely between the parties hereto, to enforce the provisions hereof, but excluding punitive damages of any kind, other than punitive damages payable to a third party) (“Damages”) incurred or suffered by any Indemnified Party (regardless of whether such Damages arise as a result of the negligence, strict liability, or other liability under any theory of law or equity of any Person) arising out of or resulting from:

(i)       any inaccuracy in or breach of any representation or warranty made by the Equityholder in this Agreement; and

(ii)       any breach of any covenant or agreement made or to be performed by the Equityholder (at or prior to the Effective Time) pursuant to this Agreement.

Section 4.03. Certain Limitations on Indemnification. Notwithstanding anything to the contrary contained herein, the maximum amount that the Indemnified Parties may recover from the Equityholder shall be limited to the Equityholder Proceeds received by the Equityholder pursuant to Sections 2.05, 2.07, 2.08 and 10.02 of the Merger Agreement. Notwithstanding anything contained herein to the contrary, nothing herein shall limit the recovery amount against the Equityholder, or remedies available to a Parent Indemnified Party, for such Equityholder’s Fraud.

Section 4.04. Indemnification Procedures. The provisions of Sections 10.04 through 10.11 of the Merger Agreement will apply, mutatis mutandis, to any indemnification claims made by the Indemnified Parties pursuant to Section 4.02.

Article 5
Miscellaneous

Section 5.01. Termination. This Agreement shall automatically terminate, without notice or any further action of any Party, on the Expiration Date; provided that neither the provisions of this Section 5.01 nor the termination of this Agreement shall relieve any Party from any liability to any other Party arising out of or in connection with a willful breach of this Agreement or Fraud by such Party prior to the termination hereof; provided, further, that this Article 5 (other than Section 5.11) shall survive the termination of this Agreement pursuant to this Section 5.01.

Section 5.02. Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the Merger shall be paid by the Party incurring such cost or expense, whether or not the Merger is consummated.

Section 5.03. Notices. All notices, requests and other communications to any Party hereunder shall be in writing (including electronic mail transmission) and shall be given:

if to Parent, to:

MoneyLion Inc.
30 W 21st Street, Floor 9
New York, NY 10010
Attention: Diwakar Choubey

   Adam VanWagner

Email:       [Omitted]

   [Omitted]

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017

Attention: Lee Hochbaum

   Darren Schweiger

E-mail:     lee.hochbaum@davispolk.com

  darren.schweiger@davispolk.com

if to the Equityholder, to such address set forth below the Equityholder’s name on the signature pages hereto,

or, in each case, such other address or email address as such Party may hereafter specify for the purpose by notice to the other Party. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 4:00 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

Section 5.04. Amendments; Waivers. vii) No amendment of any provision of this Agreement shall be valid unless the amendment is in writing and signed by each of Parent and the Equityholder. No waiver of any provision of this Agreement shall be valid unless the waiver is in writing and signed by the waiving Parties.

(b)       No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

Section 5.05. Binding Effect; Benefit; Assignment. viii) The provisions of this Agreement shall be binding on and shall inure to the benefit of the Parties and their respective successors and permitted assigns. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any person other than the Parties hereto and their respective successors and assigns.

(b)       No Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other Party, except that Parent may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to (1) one or more of its Affiliates at any time and (2) after the Effective Time, to any Person; provided that such transfer or assignment shall not relieve Parent of its obligations hereunder or enlarge, alter or change any obligation of any other Party.

Section 5.06. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 5.07. Entire Agreement. This Agreement, the Merger Agreement and the other Transaction Documents constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter hereof and thereof.

Section 5.08. Jurisdiction. The Parties agree that any Action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in the State or Federal courts located within the State of New York, and hereby irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such Action so long as one of such courts shall have subject matter jurisdiction over such Action, and irrevocably waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of the venue of any such Action in any such court or that any such Action brought in any such court has been brought in an inconvenient forum. Process in any such Action may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each Party agrees that service of process on such Party as provided in Section 5.03 shall be deemed effective service of process on such Party.

Section 5.09. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 5.10. Governing Law. This Agreement and all claims and causes of action arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules of such state.

Section 5.11. Specific Performance. The Parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in the courts set forth in Section 5.08, in addition to any other remedy to which they are entitled at law or in equity, and each party hereby agrees to waive the defense (and not to interpose as a defense or in opposition) in any such suit that the other parties have an adequate remedy at law, and hereby agrees to waive any requirement to post any bond in connection with obtaining such relief.

Section 5.12. Counterparts. This Agreement may be signed in any number of counterparts (including by electronic means), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.

MONEYLION INC.

By:
Name:
Title:

EQUITYHOLDER:

By:
Name:
Title:

Equity Interests

Address:

E-mail:

[Signature Page to Support Agreement]

Exhibit A

Terminated Related Party Contracts

Exhibit B

Related Party Contracts

SUPPORT AGREEMENT1

SUPPORT AGREEMENT (this “Agreement”) dated as of December [15], 2021 by and between MoneyLion Inc., a Delaware corporation (“Parent”), and the equityholder of Even Financial Inc., a Delaware corporation (the “Company”), listed on the signature pages hereto (the “Equityholder”). Parent and the Equityholder are sometimes individually referred to as a “Party” and, collectively, as the “Parties”.

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Parent, Epsilon Merger Sub Inc., a Delaware corporation, the Company and Fortis Advisors LLC, a Delaware limited liability company, in its capacity as the representative of the equityholders of the Company (the “Equityholders’ Representative”), have entered into an Agreement and Plan of Merger (as amended or modified from time to time, the “Merger Agreement”) providing for, among other things, upon the terms and subject to the conditions set forth therein, the merger of Merger Sub with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”);

WHEREAS, as of the date hereof, the Equityholder is the record and Beneficial Owner of the Equity Securities of the Company set forth below “Equity Interests” on the signature pages hereto (all Equity Securities of the Company held by the Equityholder, the “Existing Equity Interests”); and

WHEREAS, as a condition and inducement to Parent entering into the Merger Agreement, Parent has required that the Equityholder agree, and the Equityholder has agreed, to enter into this Agreement and abide by the covenants and obligations set forth herein with respect to the Covered Equity Interests.

NOW, THEREFORE, in consideration of the foregoing and the covenants, representations and warranties set forth herein, and for other good and valuable consideration, the Parties, intending to be legally bound, agree as follows:

Article 1
General

Section 1.01. Defined Terms. Capitalized terms used, but not otherwise defined, herein shall have the respective meanings given to such terms in the Merger Agreement.

(a)       As used herein, the following terms have the following meanings:

“Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 under the Securities Exchange Act. The term “Beneficial Owner” shall have a correlative meaning.

“Covered Equity Interests” means the Existing Equity Interests, together with any Equity Securities of the Company that the Equityholder has or acquires Beneficial Ownership of on or

_________________

1 Note to Draft: This form is to be signed by institutional investors.

after the date hereof, in each case other than any Equity Securities disposed of by the Equityholder pursuant to a Transfer permitted by Section 2.03.

“Expiration Date” means the date on which the Merger Agreement is validly terminated in accordance with its terms.

(b)       Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Agreement	Preamble
Acquired Parent Shares	3.10(b)
Company Parties	2.10
Confidential Information	2.11
Covered Person Releasers	2.10
Damages	4.02
Equityholder	Preamble
Equityholders’ Representative	Recitals
Existing Equity Interests	Recitals
Indemnified Parties	4.02
Initial Surviving Corporation	Recitals
Investors’ Rights Agreement	2.04
Merger	Recitals
Merger Agreement	Recitals
Merger Sub	Recitals
Parent	Preamble
Parties	Preamble
Party	Preamble
Related Party Contract	3.06
Restricted Period	2.06
Voting Agreement	2.04

Section 1.02. Other Definitional and Interpretative Provisions. Section 1.02 of the Merger Agreement is incorporated herein by reference, mutatis mutandis.

Article 2
Covenants of the Equityholder

Section 2.01. Agreement to Consent. The Equityholder hereby agrees that, by no later than 12:00 p.m. on the day immediately following the date hereof, the Equityholder shall execute and deliver to the Company a duly executed counterpart of the Written Consent. The Equityholder further agrees that, following the delivery of its counterpart of the Written Consent, the Equityholder will not take any action to withdraw, modify, revoke or otherwise challenge the effectiveness of the Written Consent.

Section 2.02. Binding Effect of Merger Agreement. The Equityholder hereby represents that it has read the Merger Agreement and this Agreement, has had the opportunity to consult with its tax and legal advisors and fully understands all of the provisions of the Merger Agreement and

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this Agreement, including that the consummation of the Merger is subject to the conditions set forth therein, and so there can be no assurance that the Merger will be consummated. The Equityholder acknowledges and agrees to be bound by (and consents to) each of the provisions of the Merger Agreement applicable to each of the equityholders of the Company as if the Equityholder were a party to the Merger Agreement as an Equityholder (including Sections 2.16, 5.10, 10.02, 10.10 and 11.01 of the Merger Agreement).

Section 2.03. Restrictions on Transfers. From the date of this Agreement until the earlier of the Closing and the Expiration Date, the Equityholder shall not, and shall cause its Affiliates not to, Transfer any of the Covered Equity Interests, Beneficial Ownership thereof or any other interest therein (including any voting power with respect thereto) unless such Transfer is with the prior written consent of Parent; provided, that the Equityholder may Transfer any of the Covered Equity Interests (i) to any Affiliate of the Equityholder without the prior written consent of Parent; provided further that, as a condition to any such Transfer to an Affiliate, such Affiliate shall enter into a joinder to this Agreement in a form reasonably acceptable to Parent and (ii) pursuant to any Transfer to the Company effected in accordance with Section G.2.1 and Section G.2.2 of Article Thirteenth of the Company’s Amended and Restated Certificate of Incorporation upon the occurrence of a Regulatory Trigger (as defined therein), as in effect from and after the date hereof. Any Transfer in violation of this provision shall be void ab initio.

Section 2.04. Inconsistent Agreements. The Equityholder hereby covenants and agrees that, except for (i) this Agreement, (ii) the Third Amended and Restated Voting Agreement, made as of July 2, 2019, and amended on December 21, 2020, by and among the Company and the other Persons party thereto (the “Voting Agreement”) and (iii) the Third Amended and Restated Investors’ Rights Agreement, made as of July 2, 2019, by and among the Company and the other Persons party thereto (the “Investors’ Rights Agreement”), the Equityholder (a) has not entered into, and shall not enter into (and shall cause its controlled Affiliates not to enter into) at any time prior to the earlier of the Closing and the Expiration Date, any voting agreement or voting trust with respect to Covered Equity Interests, (b) has not granted, and shall not grant (and shall cause its Affiliates not to grant) at any time prior to the Closing, a proxy, consent or power of attorney with respect to the Covered Equity Interests and (c) has not taken and shall not knowingly take (and shall cause its Affiliates not to take) any action that would make any representation or warranty of the Equityholder contained herein untrue or incorrect, have the effect of preventing or disabling the Equityholder from performing any of its obligations under this Agreement or have the effect of impairing or delaying the consummation of the transactions contemplated by the Merger Agreement. Other than as set forth in the Voting Agreement, the Equityholder hereby represents that all proxies, powers of attorney, instructions or other requests given by the Equityholder prior to the execution of this Agreement in respect of the voting of the Covered Equity Interests, if any, are not irrevocable and the Equityholder hereby revokes (and shall cause to be revoked) any and all previous proxies, powers of attorney, instructions or other requests with respect to the Covered Equity Interests.

Section 2.05. Existing Contracts. The Equityholder, on behalf of itself and its Affiliates (to the extent applicable), hereby irrevocably and unconditionally waives, conditioned upon the Closing and effective as of the Effective Time, any rights, including voting rights, rights of first offer, co-sale rights, registration rights and related notice rights, granted pursuant to (i) the Voting Agreement, (ii) that certain Third Amended and Restated Right of First Refusal and Co-Sale

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Agreement, made as of July 2, 2019, by and among the Company and the other Persons party thereto, (iii) the Investors’ Rights Agreement, with respect to the transactions contemplated by this Agreement, the Merger Agreement and the other Transaction Documents (including the Merger) and (iv) any Terminated Related Party Contract listed on Exhibit A hereto (“Terminated Related Party Contracts”), applicable to the Equityholder. For the avoidance of doubt, any indemnification agreement by and between any Acquired Company and its current or former directors, officers or employees that is disclosed on Section 3.09(a)(x) of the Company Disclosure Schedule shall continue to remain in full force and effect.

Section 2.06. [RESERVED].

Section 2.07. [RESERVED].

Section 2.08. Dissenters’ Rights. The Equityholder hereby waives, and agrees not to exercise, any right to dissent or appraisal or any similar provision under Applicable Law (including pursuant to the DGCL) in connection with the Merger and the other transactions contemplated by the Merger Agreement, including any notice requirements.

Section 2.09. [RESERVED].

Section 2.10. Release. Effective upon the Closing, the Equityholder, on behalf of itself and her, his or its Affiliates (other than the Acquired Companies) and their respective successors and assigns (collectively, the “Covered Person Releasers”), hereby irrevocably waives, acquits, remises, discharges and forever releases each of Parent, the Company and their respective Subsidiaries and Representatives (collectively, the “Company Parties”), from any and all liabilities and obligations to the Covered Person Releasers of any kind or nature whatsoever, in each case whether absolute or contingent, liquidated or unliquidated, known or unknown, matured or unmatured or determined or determinable, and whether arising under any law, contract, agreement, arrangement, commitment, undertaking or understanding, whether written or oral, or otherwise at law or in equity, to the extent arising out of (a) any alleged inaccuracy or miscalculations in the Allocation Schedule, (b) the approval or consummation of the transactions contemplated hereby or by the Merger Agreement or any other Transaction Document, including any alleged breach of any duty by any officer, manager or director of any of the Acquired Companies or holder or other owner of Equity Securities of Parent or any of its Subsidiaries (including the Acquired Companies) and (c) any facts, events or circumstances, or any actions taken by the Company Parties, occurring prior to the Closing, in the case of clause (c), in the Equityholder’s capacity as a holder of Equity Securities of the Company; provided, however, that notwithstanding the foregoing, nothing in this Section 2.10 shall be deemed a waiver or release of (i) claims under the terms of this Agreement, the Merger Agreement or any of the other Transaction Documents against any of the parties thereto, (ii) any right to advancement or indemnification or similar right in favor of a D&O Indemnified Party pursuant to Section 8.06(a) of the Merger Agreement, or in favor of any other director or officer pursuant to any other agreement with the Company that is disclosed on Section 3.09(a)(x) of the Company Disclosure Schedule or the Company’s certificate of incorporation or bylaws as in effect immediately prior to the execution of the Merger Agreement, or (iii) any ordinary course accrued liability or obligation incurred in connection with a Covered Person Releaser’s employment by the Company prior to the Closing Date. Without limitation of the foregoing, the Equityholder (on behalf of his, her or its Covered

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Person Releasers) hereby waives the application of any provision of law, including California Civil Code Section 1542, that purports to limit the scope of a general release. Section 1542 of the California Civil Code provides:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

The Equityholder (on behalf of his, her or its Covered Person Releasers) hereby acknowledges and agrees that if it or any of its Covered Person Releasers should hereafter make any claim or demand or commence or threaten to commence any action against any Company Party with respect to any claim released under this Section 2.10, this Section 2.10 may be raised as a complete bar to any such action, and the applicable Company Party may recover from the Equityholder all damages incurred in connection with such action, including reasonable attorneys’ fees.

Section 2.11. Confidentiality.

(a)       For a period of three years after the Closing, the Equityholder shall not disclose or use, and shall cause its controlled Affiliates and its and their respective Representatives not to disclose or use, any Confidential Information, unless compelled to disclose by judicial or administrative process or by other requirements of Applicable Law (in which case the Equityholder shall use commercially reasonable efforts to (i) provide Parent with notice of such requirement prior to making any such disclosure to the extent permitted by Applicable Law and reasonably practicable under the circumstances so that Parent may seek a protective order or confidential treatment and (ii) cooperate in connection with Parent’s efforts, at Parent’s sole cost and expense, to obtain such protective order or confidential treatment). Notwithstanding anything to the contrary set forth in this Agreement, any such Person may disclose any information (including Confidential Information) (x) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company or in Parent and (y) to any Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that Equityholder informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information. Notwithstanding anything contained in this Agreement, the Merger Agreement or any other Transaction Document, Equityholder and each of its Affiliates, without prior written notice to Parent, the Company or any other Person, may disclose any confidential information to any Governmental Authority or examiner of or related to any Governmental Authority, in each case, with competent jurisdiction over Equityholder (or any of Equityholder’s Affiliates), regardless of whether or not Equityholder (or any of its Affiliates, as applicable) is required to make such disclosure by Applicable Law; provided that, except with respect to communications made in connection with routine regulatory oversight, and solely to the extent (x) permitted by Applicable Law and (y) Equityholder discloses any Confidential Information in response to a targeted request related solely to Parent or the Company by such Governmental Authority or examiner of or related to a Governmental Authority, Equityholder shall use commercially reasonable efforts to notify the Company following any such disclosure. As used in this Section 2.11, “Confidential Information” means any information regarding the business, operations and affairs of the Acquired Companies (including trade secrets, confidential information and proprietary materials, which may include the following categories of information

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and materials: methods, procedures, computer programs and architecture, databases, customer information, lists and identities, employee lists and identities, pricing information, research, methodologies, contractual forms, and other information, whether tangible or intangible, which is not publicly available generally) accessed or possessed by the Equityholder before the Effective Time, except to the extent that such information can be reasonably demonstrated to (1) to have been or have become generally known to the public or in the public domain other than as a result of a disclosure in breach of this Agreement by the Equityholder or any of its Affiliates or any of their respective Representatives or (2) later lawfully acquired by the Equityholder on a non-confidential basis from sources other than Parent or any of its Subsidiaries, or any of its or their Representatives (or sources otherwise relating to the Company’s prior ownership of the Acquired Companies), who are not known to be under an obligation of confidentiality with respect thereto.

(b)       The Equityholder shall consult with Parent before issuing any press release, making any public statement or scheduling any press conference, conference call or meeting with investors or analysts with respect to this Agreement, the other Transaction Documents or the Merger and, except for any press releases or public statements the making of which is or is reasonably believed to be required by Applicable Law, and shall not issue any such press release, make any such other public statement or schedule any such press conference, conference call or meeting (i) without the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed) or (ii) unless otherwise permitted by the Merger Agreement; provided, that the restrictions set forth in this Section 2.11(b) shall not apply to any press release or public statement which is or is reasonably believed to be required by Applicable Law (in which case, the Equityholder shall use commercially reasonable efforts to provide advance notice to Parent of any such proposed disclosure to the extent permitted by Applicable Law and reasonably practicable under the circumstances and shall reasonably cooperate, at Parent’s sole cost and expense, with any efforts by Parent to seek confidential treatment or obtain a protective order).

(c)       Any violation of this Section 2.11 by any of the Equityholder’s Affiliates shall be deemed to be a violation by the Equityholder of this Section 2.11.

Section 2.12. Affiliate Contracts.

(a)       From the date of this Agreement until the earlier of the Closing and the Expiration Date, except (i) as required by Applicable Law, (ii) as set forth in Section 3.22 of the Company Disclosure Schedules or (iii) as otherwise required by the Merger Agreement, the Equityholder shall not, and shall cause each of its controlled Affiliates not to, enter into, terminate, renew, extend or amend any Affiliate Contract.

(b)       Effective as of the Closing, the Equityholder, on behalf of itself and its Affiliates, hereby irrevocably consents to and approves the termination of any Affiliate Contract (other than any Excluded Arrangement), without any further Liability of the Acquired Companies.

Section 2.13. Appointment of Equityholders’ Representative. By executing this Agreement, the Equityholder agrees and consents to the irrevocable appointment and constitution of Fortis Advisors LLC, a Delaware limited liability company (which, by execution of the Merger Agreement, shall accept such appointment) (subject to substitution in accordance with Section 11.01 of the Merger Agreement), as the Equityholders’ Representative and as the sole and

6

exclusive agent and attorney-in-fact for and on behalf of the Equityholders (in their capacity as such), including the Equityholder, with full power of substitution, with all of the powers and authority contemplated by (i) the Merger Agreement, including Section 11.01 thereof, (ii) the Transaction Documents and (iii) the Exchange Agent Agreement. The Equityholder acknowledges and agrees that any decision, act, consent or instruction of the Equityholders’ Representative under the Merger Agreement (including Section 11.01 thereof), under the Exchange Agent Agreement or under the Equityholders’ Representative Engagement Agreement shall constitute a decision, act, consent or instruction of all of the Equityholders, including the Equityholder, and shall be final, binding and conclusive upon each of the Equityholders, including the Equityholder, and their or its successors as if expressly confirmed and ratified in writing by each such Equityholder, and all defenses which may be available to any Equityholder to contest, negate or disaffirm the action of the Equityholders’ Representative taken under the Agreement, the Equityholders’ Representative Engagement Agreement or the Exchange Agent Agreement are waived.

Article 3
Representations and Warranties

The Equityholder hereby represents and warrants to Parent that:

Section 3.01. Existence; Authorization.

(a)       The Equityholder is an entity duly organized, validly existing and (where applicable, based on the Equityholder’s jurisdiction of organization) in good standing under the laws of its jurisdiction of organization and the execution, delivery and performance by the Equityholder of this Agreement and each other Transaction Document to which it is (or is specified to be) a party, and the approval of the consummation by the Equityholder of the Merger and the transactions contemplated by the Merger Agreement, are within the organizational powers of the Equityholder and have been duly authorized by all necessary organizational action on the part of the Equityholder.

(b)       The Equityholder has duly executed and delivered this Agreement, and assuming the due authorization, execution and delivery by Parent, this Agreement constitutes a valid and binding agreement of the Equityholder, and any other Transaction Documents to which the Equityholder is (or is specified to be) a party, when executed by the Equityholder and assuming the due authorization, execution and delivery by each of the other parties thereto, will constitute a valid and binding agreement of the Equityholder, in each case, enforceable against the Equityholder in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and subject, as to enforceability, by general principles of equity).

Section 3.02. Governmental Authorization. The execution, delivery and performance by the Equityholder of this Agreement and by the Equityholder of any other Transaction Documents to which it is (or is specified to be) a party require no consent, waiver, approval, license, permits, order or other authorization or action by or in respect of, or filing with, any Governmental Authority, other than as set forth in Section 3.03 of the Merger Agreement.

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Section 3.03. Noncontravention. The execution, delivery and performance by the Equityholder of this Agreement do not and will not at Closing (i) contravene, conflict with, or result in any violation or breach of any provision of any of the Governing Documents of the Equityholder, (ii) assuming compliance with the matters and making of the filings, obtaining of the approvals and taking of the other actions referred to in Section 3.02, require any consent or other action by, notice to or payment to, any Person under, constitute a breach, default or an event that, with or without notice or lapse of time or both, would constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Equityholder or to a loss of any right or benefit to which any such Person is entitled under any provision of any Contract or Permit binding upon the Equityholder or (iii) result in the creation or imposition of any Lien (other than Permitted Liens) on any Covered Equity Interests, with such exceptions, in the case of clause (ii), as would not reasonably be expected, individually or in the aggregate, to prevent, materially delay or materially impede the consummation of the Merger.

Section 3.04. Ownership.

(a)       As of the date hereof, the Equityholder is, and, unless a Transfer is consented to by Parent in accordance with (or is otherwise permitted under) Section 2.03, as of immediately prior to the Closing the Equityholder will be, the record and Beneficial Owner of, and has good title to, the Equity Securities of the Company set forth below “Equity Interests” on the signature pages hereto, free and clear of any Lien (including any restriction on the right to vote, sell or otherwise dispose of such Equity Securities not otherwise terminated pursuant to Section 2.05), except (i) transfer restrictions under applicable securities laws, (ii) this Agreement, and (iii) the Voting Agreement. The Equity Securities set forth below “Equity Interests” on the signature pages hereto constitute all of the Equity Securities of the Company Beneficially Owned or owned of record by the Equityholder.

(b)       The Equityholder has and will have at all times during the term of this Agreement the requisite voting power (including the right to control such vote as contemplated herein), the requisite power of disposition, the requisite power to issue instructions with respect to the matters set forth in Article 2, and the requisite power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of the Covered Equity Interests.

Section 3.05. Litigation. There is no Action pending, or to the knowledge of the Equityholder, threatened, against the Equityholder or any of its Affiliates by or before (or that would be by or before) any Governmental Authority or arbitrator, that if determined or resolved adversely, would reasonably be expected to result in the creation or imposition of any Lien on any Covered Equity Interests. There is no Order outstanding or, to the knowledge of the Equityholder, threatened against the Equityholder or any of its Affiliates that individually or in the aggregate, is or would reasonably be expected to result in the creation or imposition of any Lien on any Covered Equity Interests.

Section 3.06. Related Party Contracts. Exhibit B hereto sets forth a complete and accurate list as of the date of this Agreement of each Affiliate Contract to which the Equityholder or any of its Affiliates is a party or by which it is bound (each, a “Related Party Contract”).

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Section 3.07. Interests in Trust. If the Equityholder has any Covered Equity Interests held in trust (including by way of a voting trust certificate or other interest of any trust of which such Person is a trustee), no consent of any beneficiary of such trust or any other Person that has not been received is required in connection with the execution and delivery of this Agreement and the consummation of the Merger.

Section 3.08. Transaction Documents. The Equityholder has received and reviewed a copy of this Agreement and the Merger Agreement, has had an opportunity to obtain the advice of its counsel prior to executing this Agreement and fully understands and accepts all of the provisions hereof and of the Merger Agreement, including that the consummation of the Merger is subject to the conditions set forth in the Merger Agreement, and as such there can be no assurance that the Merger will be consummated.

Section 3.09. Finders’ Fees. There is no financial advisor, investment banker, broker, finder or other intermediary that might be entitled to any fee or commission from any of the Acquired Companies in connection with the Merger based upon any arrangement or agreement made by or on behalf of the Equityholder, excluding any such arrangement or agreement entered into by any Acquired Company for the benefit of the holders of Equity Securities of the Company generally.

Section 3.10. Accredited Investor.

(a)       The Equityholder is knowledgeable, sophisticated and experienced in business and financial matters, is experienced in evaluating investments in companies such as Parent and qualifies as an “accredited investor” as defined in Rule 501 of Regulation D of the Securities Act.

(b)       The shares of Parent Preferred Stock to be acquired by the Equityholder in connection with the consummation of the Merger (including any shares of Parent Common Stock into which such shares of Parent Preferred Stock convert, the “Acquired Parent Shares”) are being acquired for the Equityholder’s own account, for investment purposes, and without a view to any distribution thereof.

(c)       The Equityholder has been afforded access to information about Parent and the financial condition, results of operations, business, property and management of Parent that the Equityholder considers sufficient to enable it to evaluate its investment in the Acquired Parent Shares. The Equityholder has reviewed the financial statements of Parent and such other documents as the Equityholder has reasonably deemed advisable. The Equityholder and its tax advisors and legal counsel, if any, have been afforded the opportunity to ask questions of Parent. The Equityholder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Acquired Parent Shares.

(d)       The Equityholder understands that its investment in the Acquired Parent Shares involves a high degree of risk and the Acquired Parent Shares are, therefore, a speculative investment. The Equityholder is able to bear the economic risk of its investment in the Acquired Parent Shares for an indefinite period of time, and is presently able to afford the complete loss of such investment.

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(e)       The Equityholder acknowledges that it has conducted to its satisfaction an independent investigation of the financial condition, results of operations, assets, liabilities, properties, taxes and projected operations of Parent and, in making the determination to acquire the Acquired Parent Shares, has relied solely on the results of its own independent investigation, and is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of Parent or any of its officers, employees, agents, advisors or affiliates. The Equityholder further acknowledges and agrees that, except to the extent expressly set forth in the Merger Agreement, Parent has made no representations or warranties either expressed or implied as to the accuracy or completeness of any information regarding Parent furnished or made available to the Equityholder and its representatives, and the Equityholder shall have no claim with respect to any information, documents or materials furnished by or on behalf of Parent to the Equityholder.

(f)       The Equityholder acknowledges and agrees that the Acquired Parent Shares it will acquire in connection with the Merger pursuant to the terms of the Merger Agreement are subject to certain Transfer restrictions and that, except as provided in Section 2.16(a)(i)-(x) or 2.16(b) of the Merger Agreement, the Equityholder shall not Transfer any of the Acquired Parent Shares during the applicable Lockup Period without the prior written consent of Parent.

(g)       (i) The Equityholder acknowledges and agrees that the Acquired Parent Shares will not initially be registered under the Securities Act or the securities laws of any other jurisdiction and are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from Parent in a transaction not involving a public offering and that under such laws and applicable regulations the Acquired Parent Shares may be resold without registration under the Securities Act only in certain limited circumstances; (ii) in the absence of an effective registration statement covering the Acquired Parent Shares or an available exemption from registration under the Securities Act, the Acquired Parent Shares may not be sold; and (iii) no Governmental Authority has passed on or made any recommendation or endorsement of the Acquired Parent Shares or the fairness or suitability of the investment in the Acquired Parent Shares, nor has any Governmental Authority passed upon or endorsed the merits of the offering of the Acquired Parent Shares.

(h)       The Equityholder, in making its decision to acquire the Acquired Parent Shares, has made its own investment decision regarding its purchase of the Acquired Parent Shares (including the income tax consequences of purchasing, owning or disposing of the Acquired Parent Shares in light of the Equityholder’s particular situation and tax residence(s) as well as any consequences arising under the laws of any taxing jurisdiction).

(i)       The Equityholder has not had a “disqualifying event” described in Securities Act Rule 506(d)(1) subsections (i) through (viii).

(j)       The Equityholder understands that Parent, as the issuer of the Acquired Parent Shares, is relying in part upon the representations and agreements contained in this Agreement for the purpose of determining whether the offer, sale and issuance of the Acquired Parent Shares meets the requirements for an applicable exemption from registration under the Securities Act.

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Article 4
[RESERVED]

Article 5
Miscellaneous

Section 5.01. Termination. This Agreement shall automatically terminate, without notice or any further action of any Party, on the Expiration Date; provided that neither the provisions of this Section 5.01 nor the termination of this Agreement shall relieve any Party from any liability to any other Party arising out of or in connection with a willful breach of this Agreement or Fraud by such Party prior to the termination hereof; provided, further, that this Article 5 (other than Section 5.11) shall survive the termination of this Agreement pursuant to this Section 5.01.

Section 5.02. Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the Merger shall be paid by the Party incurring such cost or expense, whether or not the Merger is consummated.

Section 5.03. Notices. All notices, requests and other communications to any Party hereunder shall be in writing (including electronic mail transmission) and shall be given:

if to Parent, to:

MoneyLion Inc.
30 W 21st Street, Floor 9
New York, NY 10010
Attention: Diwakar Choubey

   Adam VanWagner

Email:      [Omitted]

  [Omitted]

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attention: Lee Hochbaum

   Darren Schweiger

E-mail:     lee.hochbaum@davispolk.com

   darren.schweiger@davispolk.com

if to the Equityholder, to such address set forth below the Equityholder’s name on the signature pages hereto (with a copy, which shall not constitute notice, to any party to whom a copy is directed to be delivered), or, in each case, such other address or email address as such Party may hereafter specify for the purpose by notice to the other Party. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 4:00 p.m. in

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the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

Section 5.04. Amendments; Waivers.

(a)       No amendment of any provision of this Agreement shall be valid unless the amendment is in writing and signed by each of Parent and the Equityholder. No waiver of any provision of this Agreement shall be valid unless the waiver is in writing and signed by the waiving Parties.

(b)       No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

Section 5.05. Binding Effect; Benefit; Assignment.

(a)       The provisions of this Agreement shall be binding on and shall inure to the benefit of the Parties and their respective successors and permitted assigns. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any person other than the Parties hereto and their respective successors and assigns.

(b)       No Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other Party, except that Parent may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to one or more of its Affiliates at any time and after the Effective Time, to any Person; provided that such transfer or assignment shall not relieve Parent of its obligations hereunder or enlarge, alter or change any obligation of any other Party.

Section 5.06. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 5.07. Entire Agreement. This Agreement, the Merger Agreement and the other Transaction Documents constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter hereof and thereof.

Section 5.08. Jurisdiction. The Parties agree that any Action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the

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transactions contemplated hereby shall be brought exclusively in the State or Federal courts located within the State of New York, and hereby irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such Action so long as one of such courts shall have subject matter jurisdiction over such Action, and irrevocably waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of the venue of any such Action in any such court or that any such Action brought in any such court has been brought in an inconvenient forum. Process in any such Action may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each Party agrees that service of process on such Party as provided in Section 5.03 shall be deemed effective service of process on such Party.

Section 5.09. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 5.10. Governing Law. This Agreement and all claims and causes of action arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules of such state.

Section 5.11. Specific Performance. The Parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in the courts set forth in Section 5.08, in addition to any other remedy to which they are entitled at law or in equity, and each party hereby agrees to waive the defense (and not to interpose as a defense or in opposition) in any such suit that the other parties have an adequate remedy at law, and hereby agrees to waive any requirement to post any bond in connection with obtaining such relief.

Section 5.12. Counterparts. This Agreement may be signed in any number of counterparts (including by electronic means), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.

MONEYLION INC.

By:
Name:
Title:

EQUITYHOLDER:

By:
Name:
Title:

Equity Interests
[●]

Address:

E-mail:

Exhibit A

Terminated Related Party Contracts

[To be Provided]

Exhibit B

Related Party Contracts

[To be Provided]